INTERNATIONAL


ADVANTUS INTERNATIONAL BALANCED FUND

ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999

                                               [ADVANTUS -TM- FAMILY OF FUNDS]

BALANCED

[PHOTO]

ADVANTUS INTERNATIONAL BALANCED FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       12

STATEMENT OF OPERATIONS           13

STATEMENTS OF CHANGES IN NET
ASSETS                            14

NOTES TO FINANCIAL STATEMENTS     15

INDEPENDENT AUDITORS' REPORT      22

FEDERAL INCOME TAX INFORMATION    23

SHAREHOLDER SERVICES              25

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE UPDATE

[PHOTO]                           [PHOTO]

GARY CLEMONS AND UMRAN DEMIRORS
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International
Balanced Fund is a mutual
fund designed for investors
seeking a high level of total
return. The Fund seeks to
achieve its objective by
investing in equity and debt
securities issued by large
and small international
companies and government
agencies. While Advantus
Capital Management, Inc. acts
as investment adviser for the
Fund, Templeton Investment
Counsel, Inc. provides
investment advice to the Fund
under a subadvisory
agreement.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus International Balanced Fund's performance for the year ended September 30, 1999 for each class of shares offered was as follows:

CLASS A..........................        16.65 PERCENT*
CLASS B..........................        15.84 PERCENT*
CLASS C..........................        15.71 PERCENT*

By comparison, an international equity index, the MSCI EAFE Index,** returned
31.32 percent, and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned .87 percent for the same period.

PERFORMANCE ANALYSIS

The fiscal year ended September 30, 1999, began at a time of near panic in global financial markets. Investor fear had been building since the second half of 1997 when a number of Asian economies were rocked by currency devaluations and falling equity markets. Adding fuel to the fire, Russia devalued its currency and defaulted on its national debt in August of 1998. The yields available on emerging market bonds skyrocketed to 17 percent over US Treasury debt from just 6 percent over Treasuries at the start of 1998. Global capital flows sought out safety and liquidity, exacerbating the declines in securities perceived to be "high risk". Some highly leveraged financial institutions made bets that security valuation differentials would revert to more "normal" levels. Long Term Capital Management, a U.S. hedge fund, announced that it was near insolvency after such bets went disastrously wrong. Only two months later in October, the Hong Kong Monetary Authority (HKMA) took the unprecedented step of using public money to support the Hong Kong stock market, buying about
10 percent of the total shares outstanding in that country. In short, the year was a scary one from a global investor's point of view.

The Fund's equity performance was initially hurt by higher exposure to cyclical and emerging market stocks, but benefited by this exposure as the year progressed, as well as to several companies that are restructuring their operations in shareholder-friendly ways. From a fixed income perspective, the difference in return performance was mainly attributable to an overweighting in European bonds and an underweighting in Japan.

In January, investors maintained a positive outlook for global bond markets given continued low inflation and weak economic growth for the industrial economies, and thus had priced-in further interest rate cuts by monetary policymakers. In February, this perception changed, as a result of stronger than expected economic data. Investors reduced their expectations of further monetary policy easing, which resulted in a temporary sell-off in global bond markets. In March, investors regained their optimism despite the potential negative effect of higher oil prices on inflation. The positive market outlook resulted from continued economic weakness in Europe and Japan, and in some sectors of the US economy. The bond market priced-in further interest rate cuts by the Bank of England, the European Central Bank (ECB), and the Bank of Canada, further monetary easing by the Bank of Japan (BOJ), as well as a neutral stance by the Federal Reserve. The UK and US bond markets also benefited from "flight to quality" inflows as a result of the crisis in Yugoslavia. However, during the second quarter, market expectations deteriorated following strong economic data in the U.S. and the rise in the consumer price index, as well as improved business surveys in Europe. The bond market began to price-in a Fed rate hike and no longer expected interest rate cuts by the Bank of England and the European Central Bank.

At Templeton, we have always tried to buy at the point of "maximum pessimism" and this cycle was no different. While we bought some stocks too early in retrospect, we purchased those stocks on the conviction that the underlying companies were worth much more than what the market was willing to pay at the time. A year later, that judgment looks much more sound than it did in October 1998. By taking a longer-term view, we were able to buy stocks that had been driven down to bargain prices by short-term market fear. While there are no guarantees that this approach will work in any one year, fiscal 1999 provided us with a good example of how our value-based stock selection ought to work over time.

During the year, the Fund's holding in YPF, the Argentine oil & gas company, returned 45 percent* as that company was purchased by Repsol, a Spanish competitor. HSBC, the Hong Kong based bank, returned 93 percent.* British Steel, now named Corus Group after the merger with Hoogovens in October, returned
55 percent.* The Fund's holdings in Sony and Philips Electronics returned
116 percent* and 88 percent,* respectively, as positive business momentum coupled with restructuring moves enticed investors back into those stocks.

The Fund had several investments which did not perform well during the year, including Somerfield (down 67 percent*), and XL Capital (down 26 percent*). Somerfield, a British food retailer, suffered from a poorly executed acquisition of Quik Save, overcapacity in its market, and higher interest rates. XL Capital, a Bermudan insurance group, underperformed due to higher interest rates and the threat of poor pricing in certain business areas.

OUTLOOK

As value investors, we are very excited about the outlook for the Fund. Over the past several years, the best performing global stocks have been those of large companies with high growth prospects. We have been reducing our holdings in these stocks as their valuations have become excessive relative to our assessment of earnings growth prospects. The valuation differential between large growth stocks and the rest of the market is now as wide as it has been in recent memory. Despite the high valuation of most market indices, we are finding value in smaller growth stocks, emerging markets stocks, and select insurance and cyclical stocks. We feel that global indices, heavily weighted towards the largest, most overvalued stocks, are becoming riskier just as many investors are concluding - based on recent performance - that these stocks are "lower risk" investments.

Our value-based stock selection has steered us clear of problem areas before, notably keeping us out of Japan in the early and mid 1990's. We do not know when most of the overvalued stocks of today will fall, but we will not change our core philosophy to chase short-term performance. We continue to believe that buying quality stocks at bargain prices is the key to long-term investment success. The current, two-tiered market environment offers us an excellent opportunity to take profits in overvalued stocks and to reinvest in attractive stocks with compelling valuations.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND, MSCI EAFE INDEX,
      J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through September 30, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       10.24%
Five year                       7.02%
Since inception (9/16/94)       6.55%
(Thousands)
                              Class A  EAFE Index  J.P. Morgan Index      CPI
9/16/1994                     $10,000     $10,000            $10,000  $10,000
9/30/1994                       9,274       9,845             10,094   10,054
9/30/1995                       9,961      10,460             11,972   10,275
9/30/1996                      11,030      11,399             12,605   10,584
9/30/1997                      13,576      12,819             12,639   10,818
9/30/1998                      11,809      11,782             14,133   10,973
9/30/1999                      13,775      15,472             14,256   11,261

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       10.84%
Since inception (1/31/97)       3.25%
(Thousands)
                              Class B  EAFE Index  J.P. Morgan Index      CPI
1/31/1997                     $10,000     $10,000            $10,000  $10,000
9/30/1997                      10,730      11,246             10,027   10,094
9/30/1998                       9,264      10,336             11,212   10,238
9/30/1999                      10,887      13,573             11,310   10,507

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       15.71%
Since inception (3/1/95)        8.87%
(Thousands)
                              Class C  EAFE Index  J.P. Morgan Index      CPI
3/1/1995                      $10,000     $10,000            $10,000  $10,000
9/30/1995                      11,026      11,175             11,198   10,146
9/30/1996                      12,120      12,179             11,791   10,450
9/30/1997                      14,780      13,696             11,822   10,682
9/30/1998                      12,759      12,588             13,219   10,834
9/30/1999                      14,738      16,530             13,335   11,119

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                          MARKET      % OF STOCK
COMPANY                                       SHARES       VALUE      PORTFOLIO
-------                                      --------   -----------   ----------
Nomura Securities..........................   85,600    $1,328,817       3.4%
Merita Bank................................  196,500     1,109,420       2.8%
Sony Corporation...........................    7,300     1,092,699       2.8%
Alcatel ADR................................   36,700     1,018,425       2.6%
AXA........................................    8,000     1,016,263       2.5%
                                                        ----------      ----
                                                        $5,565,624      14.1%
                                                        ==========      ====

FIVE LARGEST BOND HOLDINGS

                                                        MARKET      % OF BOND
COMPANY                                                 VALUE       PORTFOLIO
-------                                              ------------   ---------
Government of France 3.500%, 7/12/04...............  $ 2,500,781      14.4%
Federal Republic of Germany 4.500%, 7/04/09........    2,458,666      14.2%
Italian Government, 7.750%, 11/01/06...............    2,164,975      12.5%
Belgium Government, 7.750%, 10/15/04...............    2,129,012      12.3%
United Kingdom, 7.500%, 12/07/06...................    1,909,970      11.0%
                                                     -----------      ----
                                                     $11,163,404      64.4%
                                                     ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financial                          17.0%
Energy                              4.3%
Communication Services             12.6%
Transportation                      3.3%
Capital Goods                       9.4%
Consumer Cyclical                   4.6%
Basic Materials                     8.2%
Utilities                           4.8%
Health Care                         3.2%
Consumer Staples                    1.6%
Cash and Other Assets/Liabilities    .7%
Foreign Government Bonds           30.3%

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
COMMON STOCK (65.3%)
  ARGENTINA (1.5%)
    Telecommunication (1.5%)
    22,700   Nortel Invesora SA ADR...........................  $   383,063
    17,820   Telefonica de Argentina ADR......................      470,003
                                                                -----------
                                                                    853,066
                                                                -----------
  AUSTRALIA (3.8%)
    Air Freight (.7%)
   148,200   Mayne Nickless, Ltd..............................      396,412
    Banks (1.5%)
   131,200   Australia & New Zealand Banking Group, Ltd.......      877,349
    Manufacturing (1.6%)
   368,812   Pioneer International, Ltd.......................      911,443
                                                                -----------
                                                                  2,185,204
                                                                -----------
  AUSTRIA (.4%)
    Electrical Equipment (.4%)
     1,650   EVN..............................................      211,668
                                                                -----------
  BERMUDA (1.2%)
    Insurance (1.2%)
    15,400   XL Capital, Ltd. Class A.........................      693,000
                                                                -----------
  BRAZIL (1.2%)
    Banks (.1%)
 1,225,500   Unibanco.........................................       44,369
    Telecommunication (1.1%)
38,883,000   Embratel Participacoes...........................      265,184
 1,253,300   Telesp Celular Participacoes.....................        6,804
34,777,300   Telesp Participacoes.............................      352,448
                                                                -----------
                                                                    668,805
                                                                -----------
  CANADA (2.6%)
    Mining ( -- )
     5,500   Kinross Gold Corporation (b).....................       15,448
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
CANADA--CONTINUED
    Oil & Gas (1.5%)
    29,600   Ranger Oil, Ltd. (b).............................  $   127,650
    49,750   Renaissance Energy, Ltd. (b).....................      712,216
    Transport Services (1.1%)
    90,830   Laidlaw, Inc.....................................      613,103
                                                                -----------
                                                                  1,468,417
                                                                -----------
  CHILE (.1%)
    Electric Companies (.1%)
     3,000   Gener ADR........................................       45,750
                                                                -----------
  FINLAND (2.3%)
    Investment Bankers/Brokers (1.9%)
   196,500   Merita Bank......................................    1,109,420
    Paper and Forest (.4%)
    23,500   Metsa-Serla......................................      212,336
                                                                -----------
                                                                  1,321,756
                                                                -----------
  FRANCE (6.8%)
    Chemicals (3.2%)
     5,070   Elf Aquitaine....................................      889,102
    17,935   Rhone-Poulenc....................................      930,128
    Insurance (1.8%)
     8,000   AXA..............................................    1,016,263
    Telecommunication (1.8%)
    36,700   Alcatel ADR......................................    1,018,425
                                                                -----------
                                                                  3,853,918
                                                                -----------
  GERMANY (2.2%)
    Chemicals (.8%)
    10,000   Hoechst..........................................      437,344
    Electric Companies (1.4%)
    14,800   Veba.............................................      814,229
                                                                -----------
                                                                  1,251,573
                                                                -----------
  HONG KONG (3.1%)
    Electric Companies (.1%)
    18,000   Hong Kong Electric Holdings......................       55,848
    Houseware (.4%)
   102,628   Jardine Strategic Holding........................      209,361

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
HONG KONG--CONTINUED
    Investment Bankers/Brokers (1.0%)
    49,200   HSBC Holdings....................................  $   563,734
    28,000   Peregrine Investments Holdings...................            0
    Publishing (.1%)
    87,000   South China Morning Post.........................       58,243
    Telecommunication (1.5%)
   128,500   Swire Pacific Class A............................      608,793
   352,400   Swire Pacific Class B............................      258,601
                                                                -----------
                                                                  1,754,580
                                                                -----------
  INDONESIA (.6%)
    Telecommunication (.6%)
    26,500   Indosat ADR......................................      357,750
                                                                -----------
  ISRAEL (1.3%)
    Drugs (1.3%)
    15,400   TEVA Pharmaceutical Industries, Ltd..............      774,813
                                                                -----------
  JAPAN (7.2%)
    Drugs (.2%)
     3,000   Ono Pharmaceutical...............................      111,487
    Electrical Equipment (1.9%)
     7,300   Sony Corporation.................................    1,092,699
    Investment Bankers/Brokers (2.3%)
    85,600   Nomura Securities................................    1,328,817
    Retail ( -- )
     3,000   Best Denki.......................................       31,188
    Telecommunication (1.5%)
        70   NTT..............................................      862,734
    Water Utilities (1.3%)
    37,000   Kurita Water Industries..........................      751,905
                                                                -----------
                                                                  4,178,830
                                                                -----------
  MEXICO (1.0%)
    Telecommunication (1.0%)
     8,350   Telefonos de Mexico ADR..........................      594,938
                                                                -----------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
NETHERLANDS (2.7%)
    Electrical Equipment (1.0%)
     5,500   Philips Electronics..............................  $   555,769
    Investment Bankers/Brokers (1.7%)
    17,850   ING Groep........................................      973,437
                                                                -----------
                                                                  1,529,206
                                                                -----------
  NORWAY (1.0%)
    Aluminum (.4%)
    13,000   Elkem............................................      237,279
    Chemicals (.6%)
     7,666   Norsk Hydro......................................      327,816
                                                                -----------
                                                                    565,095
                                                                -----------
  PERU (.5%)
    Telecommunication (.5%)
    20,400   Telefonica del Peru ADR..........................      274,125
                                                                -----------
  PHILIPPINES (.2%)
    Telecommunication (.2%)
     5,300   Philippine Long Distance Telephone...............      114,963
                                                                -----------
  PORTUGAL (.5%)
    Telecommunication (.5%)
     6,750   Portugal Telecom.................................      282,071
                                                                -----------
  SOUTH AFRICA (1.1%)
    Metal Fabrication (.8%)
    17,528   Anglo American Platnium..........................      464,883
    Mining (.3%)
     6,300   Anglogold Ltd ADR................................      198,056
                                                                -----------
                                                                    662,939
                                                                -----------
  SOUTH KOREA (.5%)
    Telecommunication (.5%)
     8,700   Korea Telecom ADR (b)............................      321,900
                                                                -----------
  SPAIN (2.4%)
    Electric Companies (1.3%)
    50,072   Iberdrola........................................      745,304

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
SPAIN--CONTINUED
    Oil & Gas (1.1%)
    32,400   Repsol...........................................  $   637,127
                                                                -----------
                                                                  1,382,431
                                                                -----------
  SWEDEN (4.5%)
    Banks (2.3%)
    36,300   Foreningssparbaken...............................      594,481
    50,700   Svenska Handlesbanken............................      714,814
    Trucks and Parts (2.2%)
    17,200   Autoliv..........................................      647,150
    20,800   Volvo............................................      592,917
                                                                -----------
                                                                  2,549,362
                                                                -----------
  SWITZERLAND (2.8%)
    Electrical Equipment (.8%)
     4,376   ABB Ltd. (b).....................................      453,820
    Investment Bankers/Brokers (1.5%)
     1,575   Zurich Allied....................................      882,025
    Telecommunication (.5%)
       975   Swisscom.........................................      305,299
                                                                -----------
                                                                  1,641,144
                                                                -----------
  UNITED KINGDOM (13.8%)
    Airlines (1.5%)
   154,400   British Airways PLC..............................      866,959
    Drugs (1.4%)
   355,000   Medeva...........................................      789,149
    Electrical Equipment (2.6%)
   154,970   Invensys PLC.....................................      755,329
   137,200   Williams PLC.....................................      730,280
    Food (1.6%)
    57,100   Sainsbury........................................      356,346
    71,116   Somerfield.......................................      150,476
    67,100   Tate & Lyle......................................      413,229
    Houseware (.4%)
   138,600   Elementis........................................      232,788
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
    Iron and Steel (1.0%)
   219,100   British Steel....................................  $   556,499
    Manufacturing (1.1%)
   176,000   Rolls-Royce......................................      610,769
    Medical Products/Supplies (.3%)
    31,750   Nycomed Amersham.................................      196,619
    Oil & Gas (1.7%)
   129,600   Shell Transportation & Trading...................      968,852
    Retail (1.6%)
   101,300   Marks & Spencer..................................      526,266
   270,500   Storehouse.......................................      389,737
    Water Utilities (.6%)
    23,384   Thames Water.....................................      365,989
                                                                -----------
                                                                  7,909,287
                                                                -----------
Total common stock (cost: $34,944,956)........................   37,446,591
                                                                -----------

PREFERRED STOCK (3.7%)
  BRAZIL (2.4%)
    Banks (1.7%)
 54,461,000   Banco Bradesco...................................      256,254
 13,800,000   Banco Itau.......................................      713,547
    Chemicals (.7%)
  2,864,000   Petrol Brasileiros...............................      425,009
                                                                 -----------
                                                                   1,394,810
                                                                 -----------
  GERMANY (.1%)
    Household Products (.1%)
      2,650   Moebel Walther...................................       32,587
                                                                 -----------
  ITALY (1.2%)
    Telecommunication (1.2%)
    131,900   Telecom Italia Spa...............................      665,712
                                                                 -----------
Total preferred stock (cost: $2,139,328).......................    2,093,109
                                                                 -----------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                           -----------
LONG-TERM DEBT SECURITIES (30.3%)(C)
  AUSTRALIA (.3%)
    Government (.3%)
    251,000   Australian Government (Australian Dollar)........   7.500%  07/15/05  $   175,599
                                                                                    -----------
  BELGIUM (3.7%)
    Government (3.7%)
  1,757,000   Belgium Government (European Currency Unit)......   7.750%  10/15/04    2,129,012
                                                                                    -----------
  CANADA (.8%)
    Government (.8%)
    328,000   Canadian Government (Canadian Dollar)............   7.000%  12/01/06      241,553
    277,000   Canadian Government (Canadian Dollar)............   8.750%  12/01/05      218,197
                                                                                    -----------
                                                                                        459,750
                                                                                    -----------
  DENMARK (.6%)
    Government (.6%)
  2,020,000   Kingdom of Denmark (Danish Kroner)...............   7.000%  12/15/04      315,708
                                                                                    -----------
  FRANCE (4.4%)
    Government (4.4%)
  2,437,000   Government of France (European Curreny Unit).....   3.500%  07/12/04    2,500,781
                                                                                    -----------
  GERMANY (6.7%)
    Government (6.7%)
  1,353,000   Federal Republic of Germany (European Currency
               Unit)...........................................   3.250%  02/17/04    1,382,672
  2,415,000   Federal Republic of Germany (European Currency
               Unit)...........................................   4.500%  07/04/09    2,458,666
                                                                                    -----------
                                                                                      3,841,338
                                                                                    -----------
  ITALY (3.8%)
    Government (3.8%)
  1,757,393   Italian Government (European Currency Unit)......   7.750%  11/01/06    2,164,975
                                                                                    -----------
  JAPAN (1.3%)
    Government (1.3%)
 71,700,000   International Bank of Reconstruction and
               Development (Japanese Yen)......................   5.250%  03/20/02      757,306
                                                                                    -----------
  NETHERLANDS (1.6%)
    Government (1.6%)
    840,000   Netherlands Government (European Currency
               Unit)...........................................   5.750%  02/15/07      935,474
                                                                                    -----------
  NEW ZEALAND (.6%)
    Government (.6%)
    600,000   New Zealand (New Zealand Dollar).................   7.000%  07/15/09      311,958
                                                                                    -----------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------------------------------------------------------------------------------------------
SPAIN (2.4%)
    Government (2.4%)
    377,000   Bonos Y Obligat (European Currency Unit).........   3.250%  01/31/05  $   370,715
    790,000   Government of Spain (European Currency Unit).....   7.350%  03/31/07      953,049
     30,001   Government of Spain (European Currency Unit).....  10.900%  08/30/03       39,277
                                                                                    -----------
                                                                                      1,363,041
                                                                                    -----------
  SWEDEN (.8%)
    Government (.8%)
  3,800,000   Sweden Kingdom (Swedish Krona)...................   6.000%  02/09/05      478,907
                                                                                    -----------
  UNITED KINGDOM (3.3%)
    Government (3.3%)
  1,075,000   United Kingdom (British Sterling Pound)..........   7.500%  12/07/06    1,909,970
                                                                                    -----------
              Total long-term debt securities (cost: $17,516,621).................   17,343,819
                                                                                    -----------

SHORT-TERM SECURITIES (1.1%)
    630,000   US Treasury Bill (United States Dollar)..........  4.022%  12/02/99      623,987
                                                                                   -----------
              Total short-term securities (cost: $624,129).......................      623,987
                                                                                   -----------
              Total investments in securities (cost: $55,225,034) (d)............  $57,507,506
                                                                                   ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) At September 30, 1999 the cost of securities for federal income tax purposes was $55,794,783. The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:

   Gross unrealized appreciation..........  $6,897,747
   Gross unrealized depreciation..........  (5,185,024)
                                            ----------
   Net unrealized appreciation............  $1,712,723
                                            ==========

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                            ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $55,225,034).................................................  $  57,507,506
Cash in bank on demand deposit (includes $520,977 of foreign currency)..........      1,536,923
Receivable for Fund shares sold.................................................          3,182
Receivable for investment securities sold.......................................      1,956,196
Accrued interest and dividend receivable........................................        597,625
Receivable for refundable foreign income taxes withheld.........................         70,051
Unrealized appreciation on forward foreign currency contracts held, at value
 (note 4).......................................................................         12,243
Other receivables...............................................................         13,833
                                                                                  -------------
    Total assets................................................................     61,697,559
                                                                                  -------------
                                          LIABILITIES
Payable for investment securities purchased.....................................      4,070,426
Payable for Fund shares redeemed................................................         59,289
Payable to Adviser..............................................................        219,678
Other payables..................................................................         27,287
Unrealized depreciation on forward foreign currency contracts held, at value
 (note 4).......................................................................         15,595
                                                                                  -------------
    Total liabilities...........................................................      4,392,275
                                                                                  -------------
Net assets applicable to outstanding capital stock..............................  $  57,305,284
                                                                                  =============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated)
  of $.01 par value (note 1)....................................................  $      48,625
  Additional paid-in capital....................................................     52,345,785
  Undistributed net investment income...........................................        456,217
  Accumulated net realized gains from investments...............................      2,212,583
  Unrealized appreciation on investments and translation of assets and liabilities
  in foreign currencies.........................................................      2,242,074
                                                                                  -------------
    Total - representing net assets applicable to outstanding capital stock.....  $  57,305,284
                                                                                  =============
Net assets applicable to outstanding Class A shares.............................  $  49,502,238
                                                                                  =============
Net assets applicable to outstanding Class B shares.............................  $   5,293,030
                                                                                  =============
Net assets applicable to outstanding Class C shares.............................  $   2,510,016
                                                                                  =============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 4,193,369........................................  $       11.80
                                                                                  =============
  Class B - Shares outstanding 453,852..........................................  $       11.66
                                                                                  =============
  Class C - Shares outstanding 215,244..........................................  $       11.66
                                                                                  =============

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest......................................................................  $     779,462
  Dividends (net of foreign withholding taxes of $123,061)......................      1,200,201
                                                                                  -------------
      Total investment income...................................................      1,979,663
                                                                                  -------------
Expenses (notes 5 and 6):
  Investment advisory fee.......................................................        499,749
  Rule 12b-1 fees - Class A.....................................................        134,992
  Rule 12b-1 fees - Class B.....................................................         53,826
  Rule 12b-1 fees - Class C.....................................................         29,733
  Administrative services fee...................................................         51,800
  Amortization of organizational costs..........................................          7,584
  Custodian fees................................................................         84,543
  Auditing and accounting services..............................................         77,707
  Legal fees....................................................................         14,134
  Directors' fees...............................................................            879
  Registration fees.............................................................         34,352
  Printing and shareholder reports..............................................         41,547
  Insurance.....................................................................          3,687
  Other.........................................................................         18,060
                                                                                  -------------
      Total expenses............................................................      1,052,593
Less fees and expenses waived or absorbed:
  Class A Rule 12b-1 fees.......................................................        (35,105)
                                                                                  -------------
      Total net expenses........................................................      1,017,488
                                                                                  -------------
      Investment income - net...................................................        962,175
                                                                                  -------------
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)........................................................      3,476,399
    Foreign currency transactions...............................................       (453,331)
                                                                                  -------------
                                                                                      3,023,068
                                                                                  -------------
  Net change in unrealized appreciation or depreciation on:
    Investments.................................................................      4,718,136
    Translation of other assets and liabilities in foreign currencies...........        103,669
                                                                                  -------------
                                                                                      4,821,805
                                                                                  -------------
      Net gains on investments and foreign currencies...........................      7,844,873
                                                                                  -------------
  Net increase in net assets resulting from operations..........................  $   8,807,048
                                                                                  =============

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                      1999          1998
                                                                  ------------  ------------
Operations:
  Investment income - net.......................................  $    962,175  $  1,381,446
  Net realized gain on investments and foreign currency
    transactions................................................     3,023,068     2,675,187
  Net change in unrealized appreciation or depreciation on
    investments and translation of assets and liabilities in
    foreign currencies..........................................     4,821,805   (12,184,899)
                                                                  ------------  ------------
      Increase (decrease) in net assets resulting from
        operations..............................................     8,807,048    (8,128,266)
                                                                  ------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A.....................................................      (458,918)     (635,669)
    Class B.....................................................       (27,664)      (33,103)
    Class C.....................................................       (13,418)      (31,228)
  Net realized gains on investments:
    Class A.....................................................    (1,647,144)   (3,919,060)
    Class B.....................................................      (184,787)     (238,611)
    Class C.....................................................      (108,873)     (291,404)
                                                                  ------------  ------------
      Total distributions.......................................    (2,440,804)   (5,149,075)
                                                                  ------------  ------------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A.....................................................     9,201,903     9,134,250
    Class B.....................................................     1,190,985     3,881,046
    Class C.....................................................       255,735     1,811,623
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.....................................................     1,782,694     3,160,078
    Class B.....................................................       212,640       271,714
    Class C.....................................................       119,179       310,573
  Payments for redemption of shares:
    Class A.....................................................   (12,983,074)   (8,890,827)
    Class B.....................................................    (1,532,470)     (631,967)
    Class C.....................................................    (1,276,785)   (2,203,065)
                                                                  ------------  ------------
      Increase (decrease) in net assets from capital share
        transactions............................................    (3,029,193)    6,843,425
                                                                  ------------  ------------
      Total increase (decrease) in net assets...................     3,337,051    (6,433,916)
Net assets at beginning of year.................................    53,968,233    60,402,149
                                                                  ------------  ------------
Net assets at end of year (includes undistributed net investment income of $456,217 and $14,138, respectively).................  $ 57,305,284  $ 53,968,233
                                                                  ============  ============

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1999

(1) ORGANIZATION

    The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities,

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax difference, a reclassification adjustment was made to increase additional paid-in-capital by $62,142, decrease undistributed net investment income by $20,096 and decrease accumulated net realized gains from investments by $42,046.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $42,029,935 and $45,739,646, respectively.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On September 30, 1999, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

      EXCHANGE             CURRENCY TO         CURRENCY TO       UNREALIZED     UNREALIZED
        DATE               BE DELIVERED        BE RECEIVED      APPRECIATION   DEPRECIATION
---------------------   ------------------  ------------------  ------------   ------------
      10/1/1999            253,091     US$  26,298,669     JPY    $     -        $ 5,667
      10/4/1999            160,006     US$  17,107,808     JPY      1,048              -
      10/4/1999            234,073     US$     342,589     CAD          -            507
      10/4/1999          2,495,744     US$   2,343,532     EUR     11,112              -
      10/5/1999            516,005     AUD     336,539     US$          -            129
      3/14/2000         32,652,000     JPY      306246     US$          -          9,292
      3/14/2000         29,374,000     JPY     283,944     US$         83              -
                                                                  -------        -------
                                                                  $12,243        $15,595
                                                                  =======        =======

AUD  Australian Dollar
CAD  Canadian Dollar
EUR  European Monetary Unit
JPY  Japanese Yen
US$  United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million.

    Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to
 .30 percent of average daily net assets of Class A shares. The Class B and Class C

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .20 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $35,105 for the year ended
September 30, 1999.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,100 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $4,800 per month. Effective August 1, 1999, the administrative services fee is $5,300 per month. In addition, for shareholder services performed by Minnesota Life, the advisor will pay Minnesota Life an annual account servicing fee as agreed by the adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services. Under this agreement, the annual fee is equal to the greater of $45,000 or .08 percent of the first $150 million in net assets and .05 percent of net assets in excess of $150 million.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $47,616.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,762,535 shares or 65.9 percent of the Fund's Class A shares.

    During the year ended September 30, 1999, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $13,424.

(6) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance. The amortization of organizational costs was completed during the year.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                 CLASS A                CLASS B               CLASS C
                                          ---------------------   -------------------   -------------------
                                             1999        1998       1999       1998       1999       1998
                                          ----------   --------   --------   --------   --------   --------
Sold....................................     782,370    741,366    105,488   318,630      23,027    146,549
Issued for reinvested distributions.....     160,601    269,372     19,495    23,062      10,820     26,970
Redeemed................................  (1,106,103)  (725,179)  (136,104)  (49,589)   (111,811)  (184,249)
                                          ----------   --------   --------   -------    --------   --------
                                            (163,132)   285,559    (11,121)  292,103     (77,964)   (10,730)
                                          ==========   ========   ========   =======    ========   ========

(8) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(9) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                   CLASS A
                                                               -----------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------
                                                                1999      1998      1997      1996     1995(A)
                                                               -------   -------   -------   -------   -------
Net asset value, beginning of year..........................   $ 10.56   $ 13.29   $ 11.42   $ 10.79   $ 10.34
                                                               -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income.....................................       .21       .28       .31       .25       .20
  Net gains (losses) on securities (both realized and
    unrealized).............................................      1.52     (1.95)     2.24       .87       .56
                                                               -------   -------   -------   -------   -------
    Total from investment operations........................      1.73     (1.67)     2.55      1.12       .76
                                                               -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income......................      (.11)     (.14)     (.40)     (.28)     (.19)
  Distributions from net realized gains.....................      (.38)     (.92)     (.28)     (.21)     (.12)
                                                               -------   -------   -------   -------   -------
    Total distributions.....................................      (.49)    (1.06)     (.68)     (.49)     (.31)
                                                               -------   -------   -------   -------   -------
Net asset value, end of year................................   $ 11.80   $ 10.56   $ 13.29   $ 11.42   $ 10.79
                                                               =======   =======   =======   =======   =======
Total return(c).............................................     16.65%   (13.02)%   23.09%    10.73%     7.41%
Net assets, end of year (in thousands)......................   $49,502   $46,025   $54,090   $40,381   $30,949
Ratio of expenses to average daily net assets(d)(e).........      1.63%     1.62%     1.51%     1.85%     2.08%
Ratio of net investment income (loss) to average daily net
  assets(d)(e)..............................................      1.77%     2.38%     2.58%     2.39%     2.22%
Portfolio turnover rate (excluding short-term securities)...      73.8%     57.0%     73.4%     56.1%     52.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $162,744, $114,735 and $56,482 in expenses for the years ended September 30, 1998, 1997 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.91%, 1.75% and 2.30%, respectively, and the ratio of net investment income to average daily net assets would have been 2.09%, 2.34% and 2.00%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 1.62% and 3.12%, respectively, for the years ended September 30, 1998 and the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.64%, 2.45% and 3.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.37%, 1.74% and 1.32%, respectively, for the years ended September 30, 1998 and 1997 and the period ended September 30, 1995.
(e) The Fund's Distributor voluntarily waived $35,105 and $53,123 in Class A Rule 12b-1 fees for the years ended September 30, 1999 and 1996, respectively. If Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.70% and 2.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.70% and 2.24%, respectively.
(f)  Adjusted to an annual basis.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                            CLASS B
                                                               ---------------------------------
                                                                                    PERIOD FROM
                                                                  YEAR ENDED        JANUARY 31,
                                                                 SEPTEMBER 30,      1997(B) TO
                                                               -----------------   SEPTEMBER 30,
                                                                1999      1998         1997
                                                               -------   -------   -------------
Net asset value, beginning of year..........................   $10.47    $13.23         $11.95
                                                               ------    ------         ------
Income from investment operations:
  Net investment income.....................................      .12       .19            .18
  Net gains (losses) on securities (both realized and
    unrealized).............................................     1.51     (1.93)          1.28
                                                               ------    ------         ------
    Total from investment operations........................     1.63     (1.74)          1.46
                                                               ------    ------         ------
Less distributions:
  Dividends from net investment income......................     (.06)     (.10)          (.18)
  Distributions from net realized gains.....................     (.38)     (.92)             -
                                                               ------    ------         ------
    Total distributions.....................................     (.44)    (1.02)          (.18)
                                                               ------    ------         ------
Net asset value, end of year................................   $11.66    $10.47         $13.23
                                                               ======    ======         ======
Total return(c).............................................    15.84%   (13.63)%        12.30%
Net assets, end of year (in thousands)......................   $5,293    $4,869         $2,287
Ratio of expenses to average daily net assets(d)(e).........     2.43%     2.29%          2.33%(f)
Ratio of net investment income (loss) to average daily net
  assets(d)(e)..............................................      .94%     1.77%          3.26%(f)
Portfolio turnover rate (excluding short-term securities)...     73.8%     57.0%          73.4%

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                    MARCH 1,
                                                                  YEAR ENDED SEPTEMBER 30,         1995(B) TO
                                                              ---------------------------------   SEPTEMBER 30,
                                                               1999     1998     1997     1996        1995
                                                              ------   ------   ------   ------   -------------
Net asset value, beginning of year..........................  $10.48   $13.24   $11.40   $10.77        $ 9.95
                                                              ------   ------   ------   ------        ------
Income from investment operations:
  Net investment income.....................................     .10      .18      .23      .15           .11
  Net gains (losses) on securities (both realized and
    unrealized).............................................    1.52    (1.92)    2.19      .89           .91
                                                              ------   ------   ------   ------        ------
    Total from investment operations........................    1.62    (1.74)    2.42     1.04          1.02
                                                              ------   ------   ------   ------        ------
Less distributions:
  Dividends from net investment income......................    (.06)    (.10)    (.30)    (.20)         (.13)
  Distributions from net realized gains.....................    (.38)    (.92)    (.28)    (.21)         (.07)
                                                              ------   ------   ------   ------        ------
    Total distributions.....................................    (.44)   (1.02)    (.58)    (.41)         (.20)
                                                              ------   ------   ------   ------        ------
Net asset value, end of year................................  $11.66   $10.48   $13.24   $11.40        $10.77
                                                              ======   ======   ======   ======        ======
Total return(c).............................................   15.71%  (13.67)%  21.95%    9.93%        10.26%
Net assets, end of year (in thousands)......................  $2,510   $3,074   $4,025   $1,811        $  330
Ratio of expenses to average daily net assets(d)(e).........    2.44%    2.49%    2.37%    2.61%         2.93%(f)
Ratio of net investment income (loss) to average daily net
  assets(d)(e)..............................................     .94%    1.52%    1.82%    1.15%         1.39%(f)
Portfolio turnover rate (excluding short-term securities)...    73.8%    57.0%    73.4%    56.1%         52.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $162,744, $114,735 and $56,482 in expenses for the years ended September 30, 1998, 1997 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.91%, 1.75% and 2.30%, respectively, and the ratio of net investment income to average daily net assets would have been 2.09%, 2.34% and 2.00%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 1.62% and 3.12%, respectively, for the years ended September 30, 1998 and the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.64%, 2.45% and 3.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.37%, 1.74% and 1.32%, respectively, for the years ended September 30, 1998 and 1997 and the period ended September 30, 1995.
(e) The Fund's Distributor voluntarily waived $35,105 and $53,123 in Class A Rule 12b-1 fees for the years ended September 30, 1999 and 1996, respectively. If Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.70% and 2.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.70% and 2.24%, respectively.
(f)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.
CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, none
 qualifying for deduction by corporations.
June 24, 1999...............................................   $.0435
September 23, 1999..........................................    .0649
                                                               ------
                                                               $.1084
                                                               ======
Capital gains distributions-taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.3721
March 30, 1999..............................................    .0076
                                                               ------
                                                               $.3797
                                                               ======

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none
 qualifying for deduction by corporations.
June 24, 1999...............................................   $.0200
September 23, 1999..........................................    .0412
                                                               ------
                                                               $.0612
                                                               ======
Capital gains distributions-taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.3721
March 30, 1999..............................................    .0076
                                                               ------
                                                               $.3797
                                                               ======

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none
 qualifying for deduction by corporations.
June 24, 1999...............................................   $.0196
September 23, 1999..........................................    .0397
                                                               ------
                                                               $.0593
                                                               ======
Capital gains distributions - taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.3721
March 30, 1999..............................................    .0076
                                                               ------
                                                               $.3797
                                                               ======

ADVANTUS INTERNATIONAL BALANCED FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED) - CONTINUED

    The fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing for your foreign tax credit.

                                   CLASS A      CLASS A      CLASS B      CLASS B      CLASS C      CLASS C
                                   FOREIGN      FOREIGN      FOREIGN      FOREIGN      FOREIGN      FOREIGN
                                    INCOME      TAX PAID      INCOME      TAX PAID      INCOME      TAX PAID
COUNTRY                           PER SHARE    PER SHARE    PER SHARE    PER SHARE    PER SHARE    PER SHARE
-------                           ----------   ----------   ----------   ----------   ----------   ----------
Argentina.......................  $0.005440    $       -    $0.003071    $       -    $0.002976    $       -
Australia.......................   0.025354     0.002364     0.014314     0.001335     0.013870     0.001293
Austria.........................   0.002026     0.000361     0.001144     0.000204     0.001109     0.000197
Belgium.........................   0.000812     0.000123     0.000459     0.000069     0.000444     0.000067
Bermuda.........................   0.004407     0.000745     0.002488     0.000420     0.002411     0.000407
Brazil..........................   0.011515     0.000665     0.006501     0.000376     0.006299     0.000364
Canada..........................   0.003903     0.000531     0.002203     0.000300     0.002135     0.000290
Chile...........................   0.000434     0.000152     0.000245     0.000086     0.000237     0.000083
Finland.........................   0.011121     0.001661     0.006279     0.000938     0.006084     0.000909
France..........................   0.018185            -     0.010267            -     0.009948            -
Germany.........................   0.009711     0.000927     0.005483     0.000524     0.005312     0.000507
Hong Kong.......................   0.025118     0.000017     0.014181     0.000009     0.013741     0.000009
Indonesia.......................   0.002008     0.000301     0.001134     0.000170     0.001098     0.000165
Israel..........................   0.000897     0.000180     0.000506     0.000102     0.000491     0.000099
Italy...........................   0.005593     0.003025     0.003158     0.001708     0.003060     0.001655
Japan...........................   0.003038     0.000583     0.001715     0.000329     0.001662     0.000319
Luxembourg......................   0.001870            -     0.001056            -     0.001023            -
Mexico..........................   0.008016     0.000119     0.004525     0.000067     0.004385     0.000065
Netherlands.....................   0.008192     0.000584     0.004625     0.000330     0.004482     0.000319
New Zealand.....................   0.003147     0.000521     0.001777     0.000294     0.001722     0.000285
Norway..........................   0.002800     0.000174     0.001581     0.000098     0.001532     0.000095
Phillipines.....................   0.000123     0.000017     0.000070     0.000010     0.000067     0.000009
Spain...........................   0.009248     0.001622     0.005221     0.000916     0.005059     0.000887
Singapore.......................   0.004055            -     0.002290            -     0.002218            -
South Korea.....................   0.000045            -     0.000026            -     0.000025            -
South Africa....................   0.002939            -     0.001659            -     0.001608            -
Sweden..........................   0.017518     0.002017     0.009890     0.001139     0.009583     0.001104
Switzerland.....................   0.006734     0.000534     0.003802     0.000302     0.003684     0.000292
United Kingdom..................   0.084544     0.009455     0.047732     0.005338     0.046250     0.005172
Venezuela.......................   0.004258            -     0.002404            -     0.002330            -
                                  ---------    ---------    ---------    ---------    ---------    ---------
TOTAL FOREIGN...................   0.283051     0.026678     0.159806     0.015064     0.154845     0.014592
                                  ---------    ---------    ---------    ---------    ---------    ---------
United States...................   0.004756            -     0.002685            -     0.002602            -
                                  ---------    ---------    ---------    ---------    ---------    ---------
TOTAL...........................  $0.287817    $0.026678    $0.162491    $0.015064    $0.157446    $0.014592
                                  =========    =========    =========    =========    =========    =========

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48651 Rev. 11-1999